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                                                                   EXHIBIT 10.13

                   SUPPLEMENTAL SCHEDULE OF OFFICER WHO BECAME
                     A PARTY TO AN INDEMNIFICATION AGREEMENT
                            EFFECTIVE MARCH 20, 1995

Signatory                                                               Capacity
- ---------                                                               --------
Jack Listanowsky                                                         Officer